UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

DDi Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2012, DDi Corp., a Delaware corporation (“DDi”) entered into a memorandum of understanding (“MOU”) with plaintiffs and other named defendants regarding the settlement of class action Litigation (hereinafter defined) filed in the Superior Court of California, Orange County (the “Court”), and in the Delaware Court of Chancery, as well the settlement of all related claims that were or could have been asserted, in response to the announcement of the execution of an Agreement and Plan of Merger, dated as of April 3, 2012 (the “Merger Agreement”), by and among DDi, Viasystems Group, Inc., a Delaware corporation (“Viasystems”) and Victor Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Viasystems (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into DDi, and DDi will become a wholly owned subsidiary of Viasystems (the “Merger”).

As described in the definitive proxy statement dated April 24, 2012 (the “Proxy Statement”), several lawsuits challenging the Merger were filed by purported stockholders of DDi seeking to represent a class of DDi stockholders, two in Orange County Superior Court and one in Delaware Chancery Court. Subsequent to the date of the Proxy Statement, we learned that an additional complaint has been filed in Orange County Superior Court, and the three complaints filed in California Superior Court have been consolidated under the case captioned In re DDi Corp. Shareholder Litigation, Lead Case No. 30-2012-00559763-CU-BT-CXC (all four complaints are hereinafter referred to collectively as the “Litigation”). The Litigation names DDi, its directors, Viasystems and Merger Sub as defendants.

After filing the Litigation, plaintiffs and defendants engaged in certain discovery. During the course of this discovery, plaintiffs’ counsel indicated to defendants’ counsel that they believed that additional disclosures should be made available to DDi’s stockholders.

Under the terms of the MOU, DDi, the other defendants and the plaintiffs have agreed in principle to settle the Litigation. After the parties enter into a definitive stipulation of settlement, the proposed settlement will be subject to Court approval. If approved by the Court, it is anticipated that the settlement will result in a release of the defendants from all claims that were or could have been brought challenging any aspect of or otherwise relating to the Merger, the Merger Agreement, or the disclosures made in connection therewith, and that the Litigation will be dismissed with prejudice. Pursuant to the terms of the MOU, DDi has agreed to make available additional information to its stockholders. The additional information is contained below and should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. In return, the plaintiffs have agreed to the dismissal of the Litigation with prejudice and to withdraw and/or refrain from filing any and all motions seeking to enjoin or otherwise challenging the Merger. In addition, the MOU contemplates that plaintiffs’ counsel will petition the Court for an award of attorneys’ fees and expenses in an amount not to exceed $600,000 to be paid by DDi or its insurers or successors. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement, even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the MOU may be terminated.

The settlement will not affect the consideration to be paid to DDi’s stockholders in connection with the Merger or the timing of the special meeting of DDi’s stockholders, which is scheduled for May 24, 2012 in Anaheim, California, to consider and vote upon a proposal to approve the Merger Agreement, among other things.

DDi and the other defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the Litigation, including that they have committed any violations of law or breach of fiduciary duty, that they have acted improperly in any way, or that they have any liability or owe any damages of any kind to the plaintiffs or to the purported class, and specifically deny that any further supplemental disclosure is required under any applicable rule, statute, regulation or law or that the DDi directors failed to maximize stockholder value by entering into the Merger Agreement with Viasystems and Merger Sub. The settlement contemplated by the agreement in principle is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. However, to avoid the risk of delaying the Merger, and to provide additional information to DDi’s stockholders at a time and in a manner that would not cause any delay of the Merger, the defendants agreed to the settlement described above. The parties considered it desirable that the Litigation be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the Litigation.

DDi makes the following supplemental disclosures:

In addition to the information disclosed on page 22 of the proxy statement regarding the March 2, 2012 meeting between Mr. Williams of DDi and representatives of Viasystems, we note that Mr. Williams and our financial advisors discussed with Viasystems various aspects of DDi’s business and financial position which they believed justified an increase in Viasystems’ offer, including:

•	DDi’s rigid-flex capabilities and the potential for increasing revenues by providing rigid-flex products to Viasystems’ existing customers;

•	Viasystems’ volume production capabilities in China and the potential for increasing revenues by providing volume manufacturing to DDi’s existing customers;

•	The potential to utilize Viasystems’ existing net operating losses in Canada to reduce tax expense for DDi’s existing operations in Canada; and

•	The potential for leveraging DDi’s technology for higher volume production in Viasystems’ facilities in China.

Mr. Williams and our financial advisors also discussed with Viasystems and its financial advisors the potential synergies that we perceived could potentially result from the consummation of the merger, including estimated annual potential cost savings of at least $5 million from elimination of duplicative public company costs and corporate staff; and other potential cost savings, including from increased purchasing power for raw materials, among others.

In addition to the information disclosed on pages 20-25 of the proxy statement, we note that pursuant to an engagement agreement between DDi and Mooreland, dated July 30, 2010, we have agreed to pay Mooreland a success fee of approximately $2.8 million for its services, payable contingent upon the closing of the merger. DDi paid Mooreland an engagement fee of $50,000 in 2010, which will be credited against the success fee. We have agreed to reimburse Mooreland for expenses incurred. We also have agreed to indemnify Mooreland against liabilities arising out of or in connection with the services rendered and to be rendered by it under its engagement. Our board of directors did not request Mooreland to provide a fairness opinion because, in accordance with the terms of our engagement letter with Jefferies, it was agreed that Jefferies would provide a fairness opinion with respect to any potential transaction.

Both Jefferies and Mooreland have acted as DDi’s financial advisors on an ongoing basis since mid-2010. In that capacity, they have provided advice to DDi with respect to DDi’s strategic options, including potential acquisitions. Except for the compensation to be paid to Jefferies and Mooreland in connection with the merger as described above and in the proxy statement, DDi and its affiliates have not provided any compensation to Jefferies or Mooreland in the past two years. Neither Jefferies nor Mooreland have provided any services to, or received any compensation from, Viasystems, merger sub or their affiliates in the past two years.

In addition to the information disclosed on pages 20-25 of the proxy statement, we note that prior to the finance committee meeting on April 1, 2012, DDi, through Jefferies and Mooreland, communicated to Viasystems, through Stifel, that it was DDi’s position that DDi should be able to pay dividends to stockholders in the ordinary course after the merger agreement was signed but while the merger was pending. In response, Viasystems, through Stifel, communicated to DDi, through Jefferies and Mooreland, that Viasystems believed that it would be unusual for DDi to maintain the ability to make such a dividend payment, and that Viasystems had financing approval for a transaction at $13 per share, not a higher price. Stifel also informed Mooreland and Jefferies that Viasystems was already concerned about the cost of additional payments that were contemplated to be made to DDi’s CEO as part of the transaction, and in light of these additional costs, was not prepared to agree to permit DDi to have any ability to pay a dividend in the ordinary course after the merger agreement was signed but while the merger was pending.

In addition to the information disclosed on page 28 of the proxy statement, our board also considered the possibility that the merger could close in May or June 2012 such that the dividend payment of $0.12 per share would not be made to stockholders who would instead receive the consideration for the merger at such time.

In addition to the information disclosed on pages 33-34 of the proxy statement relating to Jefferies Selected Comparable Company Analysis, we provide the following supplemental information regarding the multiples derived for each of the DDi Selected Comparable Companies:

The multiples derived for each of the DDi Selected Comparable Companies are set forth below.

DDI Selected Comparable Company	Enterprise Value/ LTM Adjusted EBITDA	Enterprise Value/ 2012E Adjusted EBITDA	Enterprise Value/ 2013E Adjusted EBITDA

AT&S Austria Technologie & Systemtechnik AG	4.6x	4.3x	4.3
Cicor Technologies Ltd.	NM*	5.3x	4.4x
Multi-Fineline Electronix, Inc.	6.1x	5.2x	NA**
TTM Technologies, Inc.	5.5x	5.7x	5.0x
Viasystems Group, Inc.	3.7x	3.3x	3.1x
Flextronics International Ltd.	5.3x	4.3x	4.2x
Sanmina-SCI Corporation	5.1x	5.0x	4.8x

*	Not meaningful.
**	Not available.

In addition to the information disclosed on pages 34 and 35 of the proxy statement relating to Jefferies Selected Comparable Transactions Analysis, we provide the following supplemental information regarding the multiples derived for each of the DDi Selected Comparable Transactions:

The Enterprise Value/LTM Adjusted EBITDA multiple derived from each of the transactions examined by Jefferies were as follows:

Date Announced	Acquiror	Target	Enterprise Value/LTM Adjusted EBITDA

April 2011	Silver Lake Sumeru	SMART Modular Technologies (WWH), Inc.	5.9x
March 2010	Advanced Circuits, Inc.	Circuit Express, Inc.	NA**
November 2009	TTM Technologies, Inc.	PCB Business of Meadville Holdings Limited	6.5x
October 2009	DDi	Coretec Inc. (n/k/a DDi Toronto Corp.)	NM*
October 2009	Viasystems	Merix Corp.	3.6x
August 2008	Anaren Inc.	Unicircuit, Inc.	NA**
August 2006	DDi	Sovereign Circuits Inc.	4.4x
August 2006	TTM Technologies, Inc.	Tyco Electronics Printed Circuit Group LP	7.8x

  * Not meaningful.

** Not avaliable.

In addition to the information disclosed in the table on page 37 of the proxy statement relating to the financial forecast for 2012 through 2016 fiscal years, we provide the following supplemental information regarding DDi’s financial forecast for 2012 through 2016:

	Fiscal Years Ending December 31
	2012	2013	2014	2015	2016
	(In millions)
Depreciation, Amortization & Stock-based Compensation	$(12.0)	$(14)	$(16)	$(16)	$(17)
Capital Expenditures	(13.0)	(12.5)	(12.5)	(15.0)	(15.4)
Non-recurring Charges	(2.7)	—	—	—	—
Changes in Working Capital	(4)	(3)	(6)	(3)	(3)
Free Cash Flow	20	21	25	24	24

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between DDi and Viasystems, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding DDi and Viasystems’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 (collectively, forward-looking statements). These forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•	the risk that the Merger may not be consummated in a timely manner, if at all;

•	the risks that the approvals required to complete the Merger, including stockholder approval and regulatory approvals, will not be obtained in a timely manner, if at all;

•

the risk that the Merger Agreement may be terminated in circumstances that require us to pay Viasystems a termination fee of $9.8 million, or reimburse up to $8 million of Viasystems’ merger related expenses in connection therewith;

•	the risk that the Merger Agreement may otherwise be terminated as a result of circumstances that we may be unable to control;

•

the risk relating to the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all, and that Viasystems may not be able to successfully integrate DDi’s operations;

•	risks related to diverting management’s attention from our ongoing business operations;

•	risks regarding employee retention;

•	the effect of the announcement of the Merger on our customer and supplier relationships, operating results and business generally;

•	the potential adverse effect on our business and operations due to our compliance with certain of our covenants in the Merger Agreement;

•	the amount of fees and expenses related to the Merger;

•	risks related to the outcome of legal proceedings that have been or may be brought against us related to the Merger or the Merger Agreement; and

•

other risks detailed in our current filings with the Securities and Exchange Commission, including our most recent filings on Form 10-K and Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Accordingly, we caution you not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger with Viasystems. In connection with the proposed Merger, DDi has filed a proxy statement in preliminary and definitive form with the SEC. STOCKHOLDERS OF DDI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DDI’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov. Documents are also available for free from DDi by contacting DDi’s Corporate Secretary at (714) 688-7200 or legal@ddiglobal.com.

Participants in the Solicitation

DDi, Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed Merger. Information about DDi’s directors and executive officers is set forth in its amended Annual Report on Form 10-K/A, which was filed with the SEC on April 25, 2012. This document is available free of charge at the SEC’s web site at www.sec.gov, and from DDi by telephone at (714) 688-7200, or by mail at DDi Corp., 1220 N. Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary, or by going to DDi’s Investor Relations Page on its corporate website at www.ddiglobal.com. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attention: Investor Relations, or by going to Viasystems’ Investor Relations page on its corporate web site at www.viasystems.com. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition filed with the SEC on April 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: May 16, 2012	By:	/s/ Kurt E. Scheuerman
Kurt E. Scheuerman
Vice President & General Counsel